Supplement dated November 21, 2012

To

SELECTED AMERICAN SHARES

Prospectus dated April 30, 2012

The section of the prospectus titled “Frequent Purchases and Redemptions of Fund Shares” has been supplemented as follows:

Due to the significant possibility that capital gains rates will increase after the end of the current year, Selected American Shares (but not Selected International Fund) has waived the following market timing policy through December 31, 2012.

The Selected Funds’ Board of Directors has adopted a 30-day restriction policy with respect to the frequent purchase and redemption of fund shares. Under the 30-day restriction any shareholder redeeming shares from an equity fund will be precluded from investing in the same equity fund for 30 calendar days after the redemption transaction.

The policy will be enforced after December 31, 2012 and this temporary waiver does not affect any other market timing policies.